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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 11, 2004
                Date of Report (Date of earliest event reported)

                               TRIMAS CORPORATION

             (Exact name of registrant as specified in its charter)

             Delaware                    333-100351           38-2687639
  (State or other jurisdiction of       (Commission        (I.R.S. Employer
  incorporation or organization)        file number)      Identification No.)

                          39400 Woodward Ave., Ste. 130
                           Bloomfield Hills, MI 48304
                    (Address of principal executive offices)
                                 (248) 631-5450

                    (Registrant's telephone number, including
                                   area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 7.  Exhibits.


         (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.   Description

         99.1 TriMas Corporation (the "Company") visual presentation titled "Second Quarter 2004 Earnings Review," available at http://www.trimascorp.com.

         99.2          Press Release

Item 12.  Results of Operations and Financial Condition.

The Company's only public securityholders are holders of its 9 7/8% senior subordinated notes due 2012. The Company issued a press release and held a teleconference on August 11, 2004 reporting its financial results for the second quarter and first six months for the fiscal year 2004. Audio replay of the teleconference will be accessible for at least five business days from the date of the teleconference and a copy of the visual presentation that was used for the teleconference has been available at www.trimascorp.com.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 17, 2004


                               TRIMAS CORPORATION



                               By: /s/ Benson K. Woo
                                   -------------------------------------
                                   Name:   Benson K. Woo
                                   Title:  Chief Financial Officer




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                                  EXHIBIT INDEX




Exhibit 99.1      Presentation Materials

Exhibit 99.2      Press Release



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